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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 23, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                           0-19557               36-3777824
----------------------------         --------------------    -------------------
(State or other jurisdiction              (Commission           (IRS Employer
     of incorporation)                    File Number)       Identification No.)



                1955 W. Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (847) 803-4600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 23, 2005, Salton, Inc. entered into an agreement in principle with Angelo, Gordon & Co., L.P., as discretionary investment manager for and on behalf of certain investment funds and accounts which beneficially own approximately 33% of Salton's 10-3/4% Senior Subordinated Notes, with respect to the terms of a potential private exchange offer by Salton to holders of Salton's 10-3/4% Senior Subordinated Notes and 12-1/4% Senior Subordinated Notes (the "Potential Exchange Transaction"). A summary of the terms of the Potential Exchange Transaction is contained in the press release attached hereto as
Exhibit 99.1 (which is incorporated by reference herein). A copy of the agreement with Angelo Gordon is attached hereto as Exhibit 99.2. The description of the agreement with Angelo Gordon and the Potential Exchange Transaction are qualified in their entirety by reference to such agreement and the term sheet attached thereto as Annex A.

ITEM 7.01 REGULATION FD DISCLOSURE.

         In addition to the Potential Exchange Transaction, Salton is currently pursuing various strategic options to raise the funds required to repay its 10-3/4% Senior Subordinated Notes and allow it to satisfy its anticipated liquidity needs. These strategic options may include, among other things, incurring additional debt, issuing debt or equity securities, sales of assets or businesses, repurchasing outstanding debt securities, reducing expenditures for new product development and/or cutting other costs.

         Salton is currently evaluating numerous strategic options and alternatives, none of which would be a condition to the consummation of the Potential Exchange Transaction. The strategic options and alternatives include, without limitations: (a) the potential financing by overseas subsidiaries of Salton, including by Salton UK; and (b) the potential sale of brands, assets and/or business, including but not limited to Salton at Home Division, Salton UK, Salton Australia, Toastmaster, Inc. and/or Salton's 52.56% equity interest in Amalgamated Appliances Holdings, Ltd.

         The availability and success of any of these options will depend on a number of factors, some of which relate to our financial condition and performance, and some of which are beyond Salton's control, such as prevailing interest rates and general economic conditions. Salton will likely need to accomplish several of the foregoing options, in addition to the Potential Exchange Transaction, in order to enable Salton to repay 10-3/4% Senior Subordinated Notes that remain outstanding and satisfy it liquidity needs. Salton cannot assure you that any of such options could be effected, or if so, on terms favorable to Salton, that such options would enable Salton to repay 10-3/4% Senior Subordinated Notes that remain outstanding or satisfy its liquidity needs and/or that such options would be permitted under the terms of our senior secured credit facility or the indentures governing our senior subordinated notes.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any

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filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release issued by Salton, Inc. dated June 23,
                           2005.

                  99.2 Agreement dated June 23, 2005 by and between Salton, Inc. and Angelo, Gordon & Co., L.P.

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2005

                                           SALTON, INC.


                                           /s/ WILLIAM B. RUE
                                           -------------------------------------
                                           William B. Rue
                                           President and Chief Operating Officer
                                           and Director


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                                  EXHIBIT INDEX


     EXHIBIT
       NO.                             DESCRIPTION
     -------                           -----------

       99.1         Press Release issued by Salton, Inc. dated June 23, 2005.

       99.2         Agreement dated June 23, 2005 by and between Salton, Inc.
                    and Angelo, Gordon & Co., L.P.



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